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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 30, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                                   333-91334                                   13-3836437
-----------------------------------              -----------------------                  ------------------------------
   (State or Other Jurisdiction                        (Commission                               (I.R.S. Employer
         of Incorporation)                            File Number)                             Identification No.)

383 Madison Avenue
New York, New York                                                                                    10179
-----------------------------------                                                       ------------------------------
       (Address of Principal                                                                        (Zip Code)
        Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000








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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 2004, among Bear Stearns Asset Backed Securities, Inc., as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED SECURITIES,
                                       INC.

                                       By:  /s/ Joseph T. Jurkowski, Jr.
                                            --------------------------------
                                       Name:    Joseph T. Jurkowski, Jr.
                                       Title:   Vice President

Dated: April 14, 2004

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement